SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

(512) 837-7100
Registrant’s telephone number, including area code

Not Applicable

  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
Signature
Exhibit Index
EX - 4.1	Amendment to State Series A-1 and A-2 Senior Convertible Preferred Stock.
EX - 10.12(a)	Securities Purchase Agreement dated July 12, 2004 among Citizens, Inc., Mainfield Enterprises, Inc., Steelhead Investments Ltd., Portside Growth and Opportunity Fund, and Smithfield Fiduciary LLC.
EX - 10.12(b)	Registration Rights Agreement dated July 12, 2004 among Citizens, Inc., Mainfield Enterprises, Inc., Steelhead Investments Ltd., Portside Growth and Opportunity Fund, and Smithfield Fiduciary LLC.
EX - 10.12(c)	Unit Warrant dated July 12, 2004, to Mainfield Enterprises, Inc.
EX - 10.12(d)	Unit Warrant dated July 12, 2004, to Steelhead Investments Ltd.
EX - 10.12(e)	Unit Warrant dated July 12, 2004, to Portside Growth and Opportunity Fund
EX - 10.12(f)	Unit Warrant dated July 12, 2004, to Smithfield Fiduciary LLC
EX - 10.12(g)	Warrant to Purchase Class A Common Stock to Mainfield Enterprises, Inc.
EX - 10.12(h)	Warrant to Purchase Class A Common Stock to Steelhead Investments Ltd.
EX - 10.12(i)	Warrant to Purchase Class A Common Stock to Portside Growth and Opportunity Fund
EX - 10.12(j)	Warrant to Purchase Class A Common Stock to Smithfield Fiduciary LLC
EX - 10.12(k)	Subordination Agreement among Regions Bank, the Purchasers and Citizens, Inc. dated July 12, 2004

(1)	All exhibits were filed with Registrant’s Report on Form 8-K filed on July 15, 2004 with respect to the preferred stock issuance on July 12, 2004.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On July 12, 2004, Citizens, Inc. announced that it had completed a private placement of $12.5 million of Series A-1 Senior Convertible Preferred Stock (“Series A-1 Preferred Stock”) to four unaffiliated institutional investors. On July 15, 2005, Citizens filed a Report on Form 8-K (the “July 15, 2004 8-K”) which set forth the terms, provisions and details of that private placement, and attached as exhibits the operative agreements and documents, as referenced in this Report.

     As discussed in the July 15, 2004 8-K, along with the Series A-1 Preferred Stock, the institutional investors each also received unit warrants, attached as Exhibits 10.12(c), (d), (e) and (f), to purchase 1,250 units, each unit consisting of one share of Series A-2 Senior Convertible Preferred Stock (“Series A-2 Preferred Stock”) and additional seven-year warrants to purchase Class A common stock. By their terms, the unit warrants expired on October 6, 2005,12 months from the effective date of the registration statement for the Class A common stock underlying the Class A-1 Preferred Stock, Class A-2 Preferred Stock, and warrants.
     On July 8, 2005, Smithfield Fiduciary LLC, one of the four institutional investors, whose unit warrant was attached as Exhibit 10.12(f) to the July 15, 2004 8-K, exercised its unit warrant. The exercise of this unit warrant was reported in a Report on Form 8-K filed on July 14, 2005.
     On September 30 and October 6, 2005, Steelhead Investments, Ltd. and Mainfield Enterprises, Inc., whose unit warrants, were respectively attached as Exhibits 10.12(d) and 10.12(c) to he July 15, 2004 8-K, exercised their unit warrants. As adjusted for Citizens’ December 31, 2004 7% Class A common stock dividend, Steelhead and Mainfield each paid $1,250,468 for 1,338 shares of Series A-2 Preferred Stock at $934.58 per share. Under the terms of the unit warrants, the price per common share to convert the Series A-2 Preferred Stock is 110% of the volume weighted average price per share for the 30 trading days preceding the exercise of the unit warrant, subject to a floor price of $6.54, as adjusted downward as a result of the common stock dividend from the $7.00 minimum stated in the unit warrants. On this basis, the Series A-2 Preferred Stock may be converted into Citizens Class A common stock by Steelhead at a price per share of $7.77 and by Mainfield at a price per share of $7.70.
     Steelhead and Mainfield also, respectively, received additional warrants to purchase 44,250 and 44,677 shares of Class A common stock at exercise prices per share of $7.77 and $7.70. As provided by the unit warrants, these numbers of shares are 27.5% of the respective numbers of common shares into which the Series A-2 Preferred Stock received by Steelhead and Mainfield may be converted.
     The Series A-1 Preferred Stock, along with the warrants and unit warrants received by the institutional investors, was sold pursuant to the private offering exemption under Section 4(2) of the Securities Act of 1933. Likewise, the exercise of the unit warrants was made pursuant to this exemption. The Class A common stock into which the preferred stock may be converted, and which may be received upon exercise of the warrants, has been registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (Registration No. 333-118134).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of businesses acquired:

Not applicable.

(b)	Pro Forma financial information:

Not applicable.

(c)	Exhibits:

             The following exhibits are incorporated by reference into this Current Report on Form 8-K:

EXHIBIT (1)
EX - 4.1	Amendment to State Series A-1 and A-2 Senior Convertible Preferred Stock.
EX - 10.12(a)	Securities Purchase Agreement dated July 12, 2004 among Citizens, Inc., Mainfield Enterprises, Inc., Steelhead Investments Ltd., Portside Growth and Opportunity Fund, and Smithfield Fiduciary LLC.
EX - 10.12(b)	Registration Rights Agreement dated July 12, 2004 among Citizens, Inc., Mainfield Enterprises, Inc., Steelhead Investments Ltd., Portside Growth and Opportunity Fund, and Smithfield Fiduciary LLC.
EX - 10.12(c)	Unit Warrant dated July 12, 2004, to Mainfield Enterprises, Inc.
EX - 10.12(d)	Unit Warrant dated July 12, 2004, to Steelhead Investments Ltd.
EX - 10.12(e)	Unit Warrant dated July 12, 2004, to Portside Growth and Opportunity Fund
EX - 10.12(f)	Unit Warrant dated July 12, 2004, to Smithfield Fiduciary LLC
EX - 10.12(g)	Warrant to Purchase Class A Common Stock to Mainfield Enterprises, Inc.
EX - 10.12(h)	Warrant to Purchase Class A Common Stock to Steelhead Investments Ltd.
EX - 10.12(i)	Warrant to Purchase Class A Common Stock to Portside Growth and Opportunity Fund
EX - 10.12(j)	Warrant to Purchase Class A Common Stock to Smithfield Fiduciary LLC
EX - 10.12(k)	Subordination Agreement among Regions Bank, the Purchasers and Citizens, Inc. dated July 12, 2004

(1)	All exhibits were filed with Registrant’s Current Report on Form 8-K filed on July 15, 2004 with respect to the preferred stock issuance on July 12, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC
By:	/s/ Mark A. Oliver
Mark A. Oliver, President

Date: October 11, 2005

EXHIBIT INDEX

EXHIBIT (1)
EX – 4.1	Amendment to State Series A-1 and A-2 Senior Convertible Preferred Stock.
EX – 10.12(a)	Securities Purchase Agreement dated July 12, 2004 among Citizens, Inc., Mainfield Enterprises, Inc., Steelhead Investments Ltd., Portside Growth and Opportunity Fund, and Smithfield Fiduciary LLC.
EX – 10.12(b)	Registration Rights Agreement dated July 12, 2004 among Citizens, Inc., Mainfield Enterprises, Inc., Steelhead Investments Ltd., Portside Growth and Opportunity Fund, and Smithfield Fiduciary LLC.
EX – 10.12(c)	Unit Warrant dated July 12, 2004, to Mainfield Enterprises, Inc.
EX – 10.12(d)	Unit Warrant dated July 12, 2004, to Steelhead Investments Ltd.
EX – 10.12(e)	Unit Warrant dated July 12, 2004, to Portside Growth and Opportunity Fund
EX – 10.12(f)	Unit Warrant dated July 12, 2004, to Smithfield Fiduciary LLC
EX – 10.12(g)	Warrant to Purchase Class A Common Stock to Mainfield Enterprises, Inc.
EX – 10.12(h)	Warrant to Purchase Class A Common Stock to Steelhead Investments Ltd.
EX – 10.12(i)	Warrant to Purchase Class A Common Stock to Portside Growth and Opportunity Fund
EX – 10.12(j)	Warrant to Purchase Class A Common Stock to Smithfield Fiduciary LLC
EX – 10.12(k)	Subordination Agreement among Regions Bank, the Purchasers and Citizens, Inc. dated July 12, 2004

(1)	All exhibits were filed with Registrant’s Report on Form 8-K filed on July 15, 2004 with respect to the preferred stock issuance on July 12, 2004.